DocuSign SECURED

Certificate Of Completion

Envelope Id: CEC71C4D84CB4013A83B3F8BE0A0EC50		Status: Completed
Subject: SVB: PPP SVB Loan Document Ready		
Appian Case ID: M100045033		
Client Name:		
Source Envelope:		
Document Pages: 10	Signatures: 2	Envelope Originator:
Certificate Pages: 5	Initials: 0	SVB SBA Paycheck Protection Program
AutoNav: Enabled		80 E Rio Salado Pkwy
EnvelopeId Stamping: Enabled		Tempe, AZ 85281
Time Zone: (UTC-08:00) Pacific Time (US & Canada)		SVBPPPCare@svb.com
		IP Address: 165.225.35.9

Record Tracking

Status: Original 5/26/2020 1:15:17 PM	Holder: SVB SBA Paycheck Protection Program SVBPPPCare@svb.com	Location: DocuSign

Signer Events	Signature	Timestamp
Deanna Mihalinec DMihalinec@svb.com Sr Manager, Relationship Advisors Silicon Valley Bank Security Level: Email, Account Authentication (None)	DocuSigned by: Deanna Mihalinec EA093DB8F814487... Signature Adoption: Pre-selected Style Using IP Address: 165.225.34.129	Sent: 5/26/2020 1:15:18 PM Viewed: 5/26/2020 1:19:52 PM Signed: 5/26/2020 1:21:05 PM
Electronic Record and Signature Disclosure: Accepted: 4/20/2020 1:28:46 PM ID: ad260d43-afd5-4cec-ad31-5596f28d82b7		
Timothy J Tumminello ttumminello@celsion.com Security Level: Email, Account Authentication (None)	DocuSigned by: Timothy J Tumminello 2DA60BCF011744A... Signature Adoption: Pre-selected Style Using IP Address: 73.188.26.190	Sent: 5/26/2020 1:21:07 PM Viewed: 5/26/2020 2:59:58 PM Signed: 5/26/2020 3:16:49 PM
Electronic Record and Signature Disclosure: Accepted: 4/10/2020 10:37:09 AM ID: aaf4b569-8ed9-43ba-9485-72c1790215a0		

In Person Signer Events	Signature	Timestamp

Editor Delivery Events	Status	Timestamp

Agent Delivery Events	Status	Timestamp

Intermediary Delivery Events	Status	Timestamp

Certified Delivery Events	Status	Timestamp

Carbon Copy Events	Status	Timestamp
Jonas de Leon jdeleon@svb.com IT Team SVB Security Level: Email, Account Authentication (None)	COPIED	Sent: 5/26/2020 1:15:17 PM Viewed: 5/26/2020 1:15:17 PM Signed: 5/26/2020 1:15:17 PM

Carbon Copy Events	Status	Timestamp
Electronic Record and Signature Disclosure: Accepted: 4/10/2020 1:37:21 PM ID: 4c737809-89fd-4ec8-a8d1-c60a2edae937		
SVB PPP Loan Team svbppploandocs@svb.com PPP Loan Docs SVB Security Level: Email, Account Authentication (None) **Electronic Record and Signature Disclosure:** Not Offered via DocuSign	COPIED	Sent: 5/26/2020 3:16:50 PM

Witness Events	Signature	Timestamp

Notary Events	Signature	Timestamp

Envelope Summary Events	Status	Timestamps
Envelope Sent	Hashed/Encrypted	5/26/2020 3:16:50 PM
Certified Delivered	Security Checked	5/26/2020 3:16:50 PM
Signing Complete	Security Checked	5/26/2020 3:16:50 PM
Completed	Security Checked	5/26/2020 3:16:50 PM

Payment Events	Status	Timestamps

Electronic Record and Signature Disclosure

ELECTRONIC RECORD AND SIGNATURE DISCLOSURE

From time to time, SVB CARD Implementations (we, us or Company) may be required by law to provide to you certain written notices or disclosures. Described below are the terms and conditions for providing to you such notices and disclosures electronically through the DocuSign system. Please read the information below carefully and thoroughly, and if you can access this information electronically to your satisfaction and agree to this Electronic Record and Signature Disclosure (ERSD), please confirm your agreement by selecting the check-box next to 'I agree to use electronic records and signatures' before clicking 'CONTINUE' within the DocuSign system.

Getting paper copies

At any time, you may request from us a paper copy of any record provided or made available electronically to you by us. You will have the ability to download and print documents we send to you through the DocuSign system during and immediately after the signing session and, if you elect to create a DocuSign account, you may access the documents for a limited period of time (usually 30 days) after such documents are first sent to you. After such time, if you wish for us to send you paper copies of any such documents from our office to you, you will be charged a $0.00 per-page fee. You may request delivery of such paper copies from us by following the procedure described below.

Withdrawing your consent

If you decide to receive notices and disclosures from us electronically, you may at any time change your mind and tell us that thereafter you want to receive required notices and disclosures only in paper format. How you must inform us of your decision to receive future notices and disclosure in paper format and withdraw your consent to receive notices and disclosures electronically is described below.

Consequences of changing your mind

If you elect to receive required notices and disclosures only in paper format, it will slow the speed at which we can complete certain steps in transactions with you and delivering services to you because we will need first to send the required notices or disclosures to you in paper format, and then wait until we receive back from you your acknowledgment of your receipt of such paper notices or disclosures. Further, you will no longer be able to use the DocuSign system to receive required notices and consents electronically from us or to sign electronically documents from us.

All notices and disclosures will be sent to you electronically

Unless you tell us otherwise in accordance with the procedures described herein, we will provide electronically to you through the DocuSign system all required notices, disclosures, authorizations, acknowledgements, and other documents that are required to be provided or made available to you during the course of our relationship with you. To reduce the chance of you inadvertently not receiving any notice or disclosure, we prefer to provide all of the required notices and disclosures to you by the same method and to the same address that you have given us. Thus, you can receive all the disclosures and notices electronically or in paper format through the paper mail delivery system. If you do not agree with this process, please let us know as described below. Please also see the paragraph immediately above that describes the consequences of your electing not to receive delivery of the notices and disclosures electronically from us.

How to contact SVB CARD Implementations:

You may contact us to let us know of your changes as to how we may contact you electronically, to request paper copies of certain information from us, and to withdraw your prior consent to receive notices and disclosures electronically as follows:
To contact us by email send messages to: svbcardimplementations@svb.com

To advise SVB CARD Implementations of your new email address

To let us know of a change in your email address where we should send notices and disclosures electronically to you, you must send an email message to us at svbcardimplementations@svb.com and in the body of such request you must state: your previous email address, your new email address. We do not require any other information from you to change your email address.

If you created a DocuSign account, you may update it with your new email address through your account preferences.

To request paper copies from SVB CARD Implementations

To request delivery from us of paper copies of the notices and disclosures previously provided by us to you electronically, you must send us an email to svbcardimplementations@svb.com and in the body of such request you must state your email address, full name, mailing address, and telephone number. We will bill you for any fees at that time, if any.

To withdraw your consent with SVB CARD Implementations

To inform us that you no longer wish to receive future notices and disclosures in electronic format you may:

i. decline to sign a document from within your signing session, and on the subsequent page, select the check-box indicating you wish to withdraw your consent, or you may;

ii. send us an email to svbcardimplementations@svb.com and in the body of such request you must state your email, full name, mailing address, and telephone number. We do not need any other information from you to withdraw consent.. The consequences of your withdrawing consent for online documents will be that transactions may take a longer time to process..

Required hardware and software

The minimum system requirements for using the DocuSign system may change over time. The current system requirements are found here: https://support.docusign.com/guides/signer-guide-signing-system-requirements.

Acknowledging your access and consent to receive and sign documents electronically

To confirm to us that you can access this information electronically, which will be similar to other electronic notices and disclosures that we will provide to you, please confirm that you have read this ERSD, and (i) that you are able to print on paper or electronically save this ERSD for your future reference and access; or (ii) that you are able to email this ERSD to an email address where you will be able to print on paper or save it for your future reference and access. Further, if you consent to receiving notices and disclosures exclusively in electronic format as described herein, then select the check-box next to 'I agree to use electronic records and signatures' before clicking 'CONTINUE' within the DocuSign system.

By selecting the check-box next to 'I agree to use electronic records and signatures', you confirm that:

- You can access and read this Electronic Record and Signature Disclosure; and
- You can print on paper this Electronic Record and Signature Disclosure, or save or send this Electronic Record and Disclosure to a location where you can print it, for future reference and access; and
- Until or unless you notify SVB CARD Implementations as described above, you consent to receive exclusively through electronic means all notices, disclosures, authorizations, acknowledgements, and other documents that are required to be provided or made available to you by SVB CARD Implementations during the course of your relationship with SVB CARD Implementations.